UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                         FORM 8-K/A

                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of earliest event reported): May 6, 2004

        BROADBAND WIRELESS INTERNATIONAL CORPORATION
        --------------------------------------------
   (Exact name of registrant as specified in its charter)



      Nevada              0-08507            75-1441442
   ------------        ------------         -------------
  (State or other    (Commission File      (State or other
  jurisdiction of         Number)           (IRS Employer
  incorporation)                         Identification No.)

        110 Public Square Adairsville, Georgia 30103
       -----------------------------------------------
          (Address of principal executive offices)

 Registrant's telephone number, including area code: 770-877-3445






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     ITEM 5. Other Events.

     Broadband Wireless International Corporation (the
     "Company") hereby discloses the termination of
     Officers:  President- Ron Tripp, Vice President-Keith
     McAllister and Vice President- Michael Williams. See
     Exhibit 99-1.

     Relative to this termination a review of their activities, as officer is ongoing.


            Name:  Dr. Ron Tripp
            Officer Title:  President

            Name:  Keith McAllister
            Officer Title:  Vice-President

            Name:  Michael Williams
            Officer Title:  Vice-President

     ITEM 7 (c) Exhibits



     99-1:  CEO Directive Termination of President-Dr. Ron Tripp,
            Vice President-Keith McAllister and Vice President-Michael
            Williams.

     99-2:  Press Release











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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     BROADBAND WIRELESS INTERNATIONAL CORPORATION


     Date:    Thursday, May 06, 2004

     By:  /s/ Paul R. Harris
         ----------------------
     Paul R. Harris
     CEO




















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